UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 24, 2007

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

BreitBurn Energy Partners L.P. (the “Partnership”) previously announced in its Form 8-K filed on May 22, 2007 that it had entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”) with Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company, GPS New Equity Fund L.P., GPS MLP Fund LP, Royal Bank of Canada, Lehman Brothers MLP Opportunity Fund L.P., ZLP Fund, L.P. and Structured Finance Americas, LLC (the “Purchasers”) to sell approximately $130 million of common units representing limited partner interests of the Partnership (the “Common Units”) in a private placement (the “Private Placement”). The Partnership issued and sold 4,062,500 Common Units to the Purchasers pursuant to the Unit Purchase Agreement on May 24, 2007.  The Partnership used the net proceeds from the Private Placement to fund the cash consideration for the Calumet Acquisition (as defined below).  The remainder of the proceeds was used to repay indebtedness under the Partnership’s credit facility.  The negotiated purchase price for the Common Units was $32.00 per unit.  The Private Placement was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.  A copy of the Unit Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

On May 24, 2007, BreitBurn Operating L.P. (“BreitBurn Operating”), a wholly owned subsidiary of the Partnership, entered into an Amended and Restated Asset Purchase Agreement (the “Asset Purchase Agreement”) with Calumet Florida, L.L.C. (“Calumet”), pursuant to which BreitBurn Operating agreed to acquire certain interests in oil and gas leases and related assets from Calumet (the “Calumet Acquisition”) through the acquisition of a limited liability company that owns all of the named assets (the “Amended and Restated Calumet Acquisition”).  A copy of the Amended and Restated Asset Purchase Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.  The transaction was closed on May 24, 2007.  The purchase price was $100 million with an effective date of January 1, 2007.  After adjustments for costs and revenues for the period between the effective date and the closing, including interest paid to the seller, and after taking into account more than 220,000 barrels of crude oil held in storage as of the closing date(1) (which is expected to be delivered and sold over the next 45 days), BreitBurn Operating paid Calumet approximately $107 million at closing.

In connection with the closing of the Unit Purchase Agreement, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated May 24, 2007 with the Purchasers.  A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.  Pursuant to the Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the Common Units and use its commercially reasonable efforts to cause the registration statement to become effective within 275 days of the closing date (the “Registration Deadline”). In addition, the Registration Rights Agreement gives the Purchasers piggyback registration rights under certain circumstances.  These registration rights are transferable to affiliates of the Purchasers and, in certain circumstances, to third parties.

If the shelf registration statement is not effective by the Registration Deadline, then the Partnership must pay the Purchasers liquidated damages of 0.25% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period for the first 60 days following the Registration Deadline. This amount will increase by an additional 0.25% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period for each subsequent 60 days, up to a maximum of 1.0% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period. The aggregate amount of liquidated damages the Partnership must pay will not exceed 10.0% of the aggregate purchase price.

2.01  Completion of Acquisition or Disposition of Assets.

On May 24, 2007, the Amended and Restated Calumet Acquisition was completed and the Partnership, through BreitBurn Operating, acquired the named assets pursuant to the amended and restated Asset Purchase Agreement. The information set forth under Item 1.01 above is incorporated herein by reference.

(1) The sales value of these 220,000 barrels when sold over the next 45 days and assuming no significant change in oil prices is expected to be approximately $11 million.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 24, 2007, the Partnership issued a press release announcing the closing of the Calumet Acquisition. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required in connection with the Calumet Acquisition are not included in this Current Report. The Company will file the required financial statements within 71 calendar days after the date this Current Report was required to be filed with the Securities and Exchange Commission.

(b) Pro forma financial information.

The financial statements required in connection with the Calumet Acquisition are not included in this Current Report. The Company will file the required financial statements within 71 calendar days after the date this Current Report was required to be filed with the Securities and Exchange Commission.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

4.1		Registration Rights Agreement, dated as of May 24, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

10.1	*	Unit Purchase Agreement, dated as of May 16, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

10.2	*	Amended and Restated Asset Purchase Agreement, dated as of May 16, 2007, by and among BreitBurn Operating L.P. and Calumet Florida, LLC

99.1		Press Release of BreitBurn Energy Partners L.P., dated May 24, 2007

*                                 The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BreitBurn GP, LLC,
its general partner

Date: May 31, 2007	By:	/s/Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

EXHIBIT INDEX

4.1		Registration Rights Agreement, dated as of May 24, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

10.1	*	Unit Purchase Agreement, dated as of May 16, 2007, by and among BreitBurn Energy Partners L.P. and each of the Purchasers set forth therein.

10.2	*	Amended and Restated Asset Purchase Agreement, dated as of May 16, 2007, by and among BreitBurn Operating L.P. and Calumet Florida, LLC

99.1		Press Release of BreitBurn Energy Partners L.P., dated May 24, 2007

*                                 The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.